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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 24, 2002
                                                           ---------------

                                LOGIMETRICS, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                000-10696                                11-2171701
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        (Commission File Number)               (IRS Employer Identification No.)


 435 MORELAND ROAD, HAUPPAUGE, NEW YORK                    11788
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (631) 231-1700
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              (Registrant's Telephone Number, Including Area Code)





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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 24, 2002, LogiMetrics, Inc. (the "Company") announced that its Board of Directors had established a Special Committee to perform a comprehensive review of the Company's business and to explore the Company's strategic alternatives in light of changes in market conditions.

         A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

Exhibit
Number            Title
-------           -----
99.1              Press Release



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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LOGIMETRICS, INC.

                                            By:/s/ John S. Mega
                                               --------------------------------
                                               Name:  John S. Mega
                                               Title: Acting President



Dated:  May 30, 2002


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                                  EXHIBIT INDEX


Exhibit
Number            Title
-------           -----
99.1              Press Release